Trade and other payables	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

	2021	2020
Non-current
Other payables	284	290
	284	290
Current
Trade payables	151,979	110,662
Advances from customers	8,705	4,755
Taxes payable	6,866	7,037
Payables from acquisition of property, plant and equipment	—	3,569
Other payables	1,196	292
	168,746	126,315
Total trade and other payables	169,030	126,605

The fair values of current trade and other payables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other payables approximate their carrying amounts, as the impact of discounting is not significant.